Exhibit 10.8.3

THIRD AMENDMENT TO LEASE

THIS Third Amendment to Lease (this “Amendment”) is entered into as of August         , 2008, by and between RREEF Domain, LP, a Texas limited partnership (“Landlord”), and CONVIO, INC., a Delaware corporation (“Tenant”).

Recitals

A.                                   Landlord and Tenant entered into that certain Net Office Lease, dated November 1, 2006 (the “Lease”), relating to Tenant’s lease of 66,731 square feet of Net Rentable Area, known as Suite 200 within the building commonly known as Building 5, The Domain, as more fully described in the Lease.

B.                                     Landlord and Tenant amended the Lease by that First Amendment to Lease (the “1st Amendment”) dated April, 2007 and that Second Amendment to Lease (the “2nd Amendment”) dated January, 2008.

C.                                     Tenant desires to early occupy certain space in Building 5 and Landlord has agreed to such early occupancy in accordance with the terms and provisions hereinafter provided.

Amendment

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                       Early Occupancy of a Portion of the Expansion Space.  Landlord grants to Tenant, effective from August 18, 2008 to the Expansion Space Commencement Date, a license to enter the portion of the Expansion Space depicted on Exhibit A attached hereto as the “Early Occupancy Space” for the purposes permitted under the Lease (including the conduct of Tenant’s normal, day to day business operations during such license period), such entry subject to all of the terms of the Lease except for Tenant’s obligation to pay Basic Rent and Component and Utility Charges. The Early Occupancy Space contains approximately 2,000 square feet of rentable area.

2.                                       Condition to Landlords Execution/Delivery of this Amendment. Landlord’s agreement to execute and deliver this Amendment is made and given subject to Tenant agreeing to reimburse Landlord for legal fees incurred by Landlord in preparing this Amendment (such reimbursement amount not to exceed $500.00), such reimbursement to be paid by Tenant to Landlord within ten (10) days following Tenant’s receipt of Landlord’s invoice for such legal fees.

3.                                       Miscellaneous.

a.                                       All terms and conditions of the Lease not expressly modified by this Amendment shall remain in full force and effect, and, in the event of any consistencies between this Amendment and the terms of the Lease, the terms set forth in this Amendment shall govern and control.  Except as expressly amended hereby, the Lease shall remain in full force and effect as of the date thereof.

b.                                      This Amendment may be executed in one or more counterparts which shall be construed together as one document.

c.                                       Captions used herein are for convenience only and are not to be utilized to ascribe any meaning to the contents thereof.  Unless defined differently herein or the context clearly requires otherwise, all terms used in this Amendment shall have the meanings ascribed to them under the Lease.

d.                                      This Amendment (i) shall be binding upon and shall inure to the benefit of each of the parties and their respective successors, assigns, receivers and trustees; (ii) may be modified or amended only by a written agreement executed by each of the parties; and (iii) shall be governed by and construed in accordance with the laws of the State of Texas.

[SIGNATURE PAGE(S) FOLLOW]

[Signature Page for that Third Amendment to Lease]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

LANDLORD:

RREEF DOMAIN, L.P., a Texas limited partnership

By:	RREEF MANAGEMENT COMPANY, a
Delaware corporation, Authorized Agent

By:

Name:

Title:

Dated:	August , 2008

TENANT:

CONVIO, INC.

By:	/s/ Jennifer Harris

Name:	Jennifer Harris

Title:	VP, Corp. Controller

Dated:	August , 2008

Attachments:

Exhibit A - The Early Occupancy Space

EXHIBIT A

THE EARLY OCCUPANCY SPACE

The Early Occupancy Space